MFS(R) MANAGED SECTORS FUND

                        Supplement to Current Prospectus

The Board of Trustees of MFS Series Trust I (the "Trust"), has approved the proposed reorganization of the MFS Managed Sectors Fund into the MFS Strategic Growth Fund, each of which are series of the Trust. The proposed transaction is subject to approval by the shareholders of the MFS Managed Sectors Fund at a shareholders' meeting expected to be held in May 2005. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Plan of Reorganization, the MFS Managed Sectors Fund's assets and liabilities would be transferred to the MFS Strategic Growth Fund in return for shares of the MFS Strategic Growth Fund with a total net asset value equal to the value of the assets of the Managed Sectors Fund (net of liabilities) on the transfer date. These MFS Strategic Growth Fund shares would be distributed pro rata to shareholders of the MFS Managed Sectors Fund in exchange for their MFS Managed Sectors Fund shares. Current MFS Managed Sectors Fund shareholders would thus become shareholders of the MFS Strategic Growth Fund and would receive shares of the MFS Strategic Growth Fund with a total net asset value equal to the net asset value of their shares of the MFS Managed Sectors Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the MFS Managed Sectors Fund and its shareholders, as well as to the MFS Strategic Growth Fund.

The investment objective of the MFS Managed Sectors Fund is capital appreciation. The MFS Managed Sectors Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies in 13 sectors. The Fund generally focuses on companies with large market capitalizations, which is defined by the Fund as companies with market capitalizations equaling or exceeding $5 million at the time of investment. The Fund's investments may include securities traded in the over-the-counter markets, and the Fund may, consistent with its investment strategies, invest in foreign securities (including emerging market securities). The Fund may also establish "short" positions.

The investment objective of the MFS Strategic Growth Fund is capital appreciation. The MFS Strategic Growth Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, bonds, warrants or rights convertible into stock and depositary receipts of these securities, of companies which the Fund's investment adviser, Massachusetts Financial Services Company, believes offer superior prospects for growth. While the Fund may invest in companies of any capitalization, the Fund generally focuses on companies with large market capitalizations, which is defined by the Fund as companies with market capitalizations equaling or exceeding $5 million at the time of investment. The Fund's investments may include securities traded in the over-the-counter markets and foreign securities. The Fund may also establish "short" positions.

A material difference between the MFS Managed Sectors Fund and the MFS Strategic Growth Fund is that while each Fund is "diversified" within the meaning of the Investment Company Act of 1940 and therefore spreads its investments across a number of issuers, the MFS Managed Sectors Fund may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS, including the MFS Strategic Growth Fund.

Information regarding the MFS Strategic Growth Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement which is expected to be mailed to shareholders of the MFS Managed Sectors Fund in April 2005.

In light of the proposed transaction, sales of the MFS Managed Sectors Fund shares and exchanges into this Fund are expected to be suspended on or about May 17, 2005.


                The date of this supplement is January 27, 2005.